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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                -------------
                                  FORM 8-K
                                -------------

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  OCTOBER 15, 1996
                                                      -------------------


                               FRIEDMAN'S INC.
           (Exact name of registrant as specified in its charter)





         Delaware                       0-22356                             58-2058362
(State or other jurisdiction      (Commission File Number)       (IRS Employer Identification No.)
     of incorporation)



                             4 West State Street
                           Savannah, Georgia 31401
                   (Address of Principal Executive Offices)


                                 912-233-9333
             (Registrant's telephone number, including area code)



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Item 5. Other Events.

        Effective October 16, 1996, Friedman's Inc. (the "Company") made a convertible senior subordinated term loan to Crescent Jewelers, a California corporation ("Crescent") in the principal amount of $20 million (the "Term Loan") pursuant to a Loan and Security Agreement, by and between the Company and Crescent. The Term Loan is due in October, 1999, is secured by substantially all of the assets of Crescent and is subordinate in right of payment and lien priority to Crescent's senior secured bank credit facility, currently in the amount of $50 million, pursuant to the terms of a Subordination Agreement by and among certain financial institutions, LaSalle National Bank, as Agent for such financial institutions, and the Company.

        Also effective October 16, 1996, the Company entered into a Standby Purchase Agreement by and between the Company and Crescent (the "Standby Purchase Agreement"), pursuant to which the Company agreed that for an initial period of twelve months following the date of the Standby Purchase Agreement (which period may be extended at Crescent's option by an additional six months), the Company would, upon the request of Crescent, purchase up to $5 million of Crescent's 10% Convertible Senior Subordinated Notes due 2006 (the "10% Notes"). The 10% Notes will be issued pursuant to a Note Purchase Agreement by and among Crescent, the Company and any other purchasers of the 10% Notes, the form of which is an exhibit to the Standby Purchase Agreement.

        Pursuant to a Conversion Agreement (the "Conversion Agreement") by and among the Company, Crescent and Crescent Jewelers, Inc., a Delaware corporation ("CJI") which owns 100% of the outstanding capital stock of Crescent, up to one-half of the unpaid principal amount of the Term Loan and the entire unpaid principal amount of the 10% Notes held by the Company, if any, (together the "Principal Amount") are convertible into shares of Class A Common Stock ("Stock") of CJI, under the following conditions: (i) at any time prior to an initial public offering by Crescent, the Principal Amount may be converted into Stock at the option of the Company at a conversion price of $3.68 per share (the "Conversion Price"); (ii) upon the initial public offering of Crescent, the Principal Amount shall be converted into Stock at the Conversion Price provided that the initial public offering price is equal to or greater than 150% of the Conversion Price; and (iii) if not converted pursuant to (ii), at any time after the initial public offering of Crescent, the Principal Amount may be converted into Stock at the option of the Company at the Conversion Price. In addition, pursuant to the Conversion Agreement, up to one-half of the remaining unpaid principal amount of the Term Loan is convertible into Stock, on or after the initial public offering of Crescent, at the initial public offering price.

        The shares of Stock received upon the conversion of the Term Loan or the 10% Note are subject to a Registration Rights Agreement by and among CJI and the investors listed on Schedule A thereto, which include the Company (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Company has the right, under certain circumstances, to demand two registrations of shares of Stock received in conversion of the Term Loan and 10% Note, and to participate in certain offerings by CJI of Stock.

        The Company and Crescent are affiliates and Bradley J. Stinn, Chairman and Chief Executive Officer of the Company, is the Chariman and Chief Executive Officer of Crescent. The Term Loan, the Subordination Agreement, the Standby Purchase Agreement, the form of Note Purchase Agreement, the Conversion Agreement and the Registration Rights Agreement, and the transactions contemplated thereby, were approved by a Special Committee of disinterested members of the Board of Directors of the Company, supported by a fairness opinion and the advice of counsel.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        Exhibits:

        10.1 Loan and Security Agreement dated as of October 15, 1996, by and between Friedman's Inc. and Crescent Jewelers.

        10.2 Promissory Note dated as of October 15, 1996, in the original principal amount of $20,000,000 executed by Crescent Jewelers in favor of Friedman's, Inc.

        10.3 Subordination Agreement, dated as of October 15, 1996, by and among the financial institutions party thereto, LaSalle National Bank, as Agent and Friedman's Inc.

        10.4 Standby Purchase Agreement, dated as of October 15, 1996, by and between Friedman's Inc. and Crescent Jewelers, including, as an exhibit thereto, the Form of Note Purchase Agreement.

        10.5 Conversion Agreement, dated as of October 15, 1996, by and among Friedman's Inc., Crescent Jewelers, Inc. and Crescent Jewelers.

        10.6 Registration Rights Agreement made as of the 15th day of October, 1996, by and between Crescent Jewelers, Inc. and the investors listed from time to time on Schedule A thereto.

                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Friedman's Inc.
                                  -----------------------------------
                                             (Registrant)



Date:  October 23, 1996        By   /s/ John G. Call
                                  ----------------------------------
                                    John G. Call
                                    Chief Financial Officer




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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C. 20549

                                 ___________

                                   Exhibits

                                      TO

                                CURRENT REPORT

                                      ON

                                   FORM 8-K

                           Dated: October 15, 1996




                               Friedman's Inc.





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                              INDEX TO EXHIBITS


10.1 Loan and Security Agreement dated as of October 15, 1996, by and between Friedman's Inc. and Crescent Jewelers.

10.2 Promissory Note dated as of October 15, 1996, in the original principal amount of $20,000,000 executed by Crescent Jewelers in favor of Friedman's, Inc.

10.3 Subordination Agreement, dated as of October 15, 1996, by and among the financial institutions party thereto, LaSalle National Bank, as Agent and Friedman's Inc.

10.4 Standby Purchase Agreement, dated as of October 15, 1996, by and between Friedman's Inc. and Crescent Jewelers, including, as an exhibit thereto, the Form of Note Purchase Agreement.

10.5 Conversion Agreement, dated as of October 15, 1996, by and among Friedman's Inc., Crescent Jewelers, Inc. and Crescent Jewelers.

10.6 Registration Rights Agreement made as of the 16th day of October, 1996, by and between Crescent Jewelers, Inc. and the investors listed from time to time on Schedule A thereto.